Exhibit 10.1
[●], 2026

To: Atmos Energy Corporation

From: [______]

Re: Amendment of Master Confirmation
This letter agreement (this “Amendment”) amends the terms and conditions of the transaction (the “Transaction”) evidenced by the Master Confirmation, dated December 3, 2024 (the “Master Confirmation”), by and between [______] (“Dealer”) and Atmos Energy Corporation (“Counterparty”).

1.Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Master Confirmation.

2.Amendment. The definition of “Forward Hedge Selling Commission Rate” in the Master Confirmation shall be amended and restated to read as follows:

Forward Hedge Selling Commission Rate:	For each Transaction, as specified in the Supplemental Confirmation for such Transaction, to be an annual rate mutually agreed between the Dealer and the Counterparty but not in excess of [_____] percent ([●]%).

3.Representations. Each party repeats each of the representations and warranties in Section 3(a) of the Agreement on the date hereof.

4.Effectiveness. This Amendment shall become effective as of the date first above written.

5.Miscellaneous.
(a)Except as amended hereby, all the terms of the Transaction and provisions in the Master Confirmation and any Supplemental Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

(b)This Amendment may be executed in counterparts, each of which will be deemed an original.

(c)This Amendment shall be governed and construed in accordance with the applicable law specified in the Master Confirmation.

[Signature Page Follows]

Counterparty hereby agrees (a) to check this Amendment carefully upon receipt so that errors or discrepancies can be identified and rectified as soon as reasonable possible and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Dealer and Counterparty with respect to this Amendment, by signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and returning an executed copy to Dealer.
Yours sincerely,

[______]

By:
Name:
Title: